UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: MAY 31

Date of reporting period: JUNE 1, 2008 – MAY 31, 2009

    (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG Funds

May 31, 2009

Essex Growth Fund

Essex Small/Micro Cap Growth Fund

Managers AMG Funds

Essex Growth and Essex Small/Micro Cap Growth Funds

Annual Report – May 31, 2009

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Essex Growth Fund	4

Essex Small/Micro Cap Growth Fund	10

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	16

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	17
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	18
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	19
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	20
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

TRUSTEES AND OFFICERS	29

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last twelve months will go down in the history books as one of the most challenging investment periods in decades. For the majority of the period, equities sank and U.S. Treasuries soared amid ongoing reports of deteriorating credit conditions and weakening economic growth in both the United States and abroad. The epicenter of the crisis continued to be the financial sector, where escalating concerns about toxic mortgage assets culminated in a crisis of confidence in the strength of our most prominent financial institutions. As the trust between counterparties across the global financial system evaporated, so did the availability of credit. The scarcity of credit, along with very high levels of leverage, led to numerous firm mergers, bailouts, and failures. While the total number of financial firm failures fell well short of levels reached during previous periods of crises, the casualties among the largest and most well-regarded corporations was unprecedented.

Meanwhile, the U.S. Government, along with other global leaders, have taken unprecedented steps to attempt to resolve the credit crisis, contain the damage to real economies, and attempt to restore investor confidence. The U.S. Government, using every weapon in its arsenal, helped implement several new programs such as the Troubled Asset Relief Program (TARP), the Term Asset Backed Securities Lending Facility (TALF) and, more recently, the Public Private Investment Program (PPIP). Also, shortly after his inauguration, President Obama signed a record $787 billion stimulus package intended to spur growth at a time when corporations and individuals continue to cut back on spending. The various programs and stimuli have thus far not had a significant effect on the economy but consumer sentiment has improved substantially over the past several months helped in part by a historic rebound beginning in early March for both equities and credit sensitive fixed income.

The impact of the credit crisis on the equity markets was widespread and severe across all market capitalizations. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -32.95%, -31.79%, and -32.85%, respectively. Growth indices outperformed their value counterparts, as financials, a major component of value indices, were under pressure for a majority of the period. With that said, a late period and historic rally in the financial sector helped narrow the performance gap between investment styles. For the entire fiscal year, the Russell 3000® Growth Index fell -30.77%, while the Russell 3000® Value Index returned -35.10%. Within the Russell 3000® Growth Index, all sectors declined significantly with energy and materials leading the way, dropping -45.02% and -43.13%, respectively. The more defensive sectors such as consumer staples and healthcare held up the best but still fell -17.65% and -21.29%, respectively.

Against this backdrop, the performance of the Essex Growth Fund and the Essex Small/Micro Cap Growth Fund (each a “Fund,” and collectively the “Funds”), which are discussed in this report, was challenged, as detailed below.

Periods Ended 05/31/09	6 Months	1 Year	3 Years	5 Years

Essex Growth Fund - (l)	13.64%	(40.72)%	(12.94)%	(6.34)%

Russell 3000® Growth Index	12.39%	(30.77)%	(6.16)%	(1.75)%

Essex Small/Micro Cap Growth Fund - (A) No Load	14.04%	(38.86)%	(13.23)%	(2.48)%

Russell 2000® Growth Index	13.72%	(31.55)%	(8.79)%	(1.31)%

(I) = Institutional Share Class; (A) = A Share Class.

For the fiscal year ended May 31, 2009, the Essex Growth Fund returned -40.72%, underperforming its benchmark, the Russell 3000® Growth Index, which returned -30.77%. The primary driver of the underperformance was poor stock selection in a variety of sectors including consumer discretionary, information technology, healthcare, and industrials. On a stock specific basis, the most notable detractor was Central European Distribution Corp, which declined partly due to weakening macroeconomic trends

Letter to Shareholders (continued)

in Central and Eastern Europe. Other notable poor performers included Research in Motion, Peabody Energy, and DryShips, Inc. Partially offsetting the aforementioned detractors was the Fund’s sector positioning with respect to its underweight to the lagging energy sector and its overweight to the resilient healthcare sector.

For the fiscal year ended May 31, 2009, the Essex Small/Micro Cap Growth Fund returned -38.86%, underperforming its benchmark, the Russell 2000® Growth Index, which returned -31.55%. The primary driver of the underperformance was poor stock selection in the information technology sector. Within technology, the Fund’s exposure to semiconductor stocks was particularly detrimental to results as companies like ANADIGICS, Inc. and EMCORE Corp. experienced substantial declines and were sold during the period. The Fund also stumbled in the consumer discretionary sector within the retail space. Internet retailer 1-800-Flowers.com was a notable detractor from results, as the company’s floral business performed poorly in the weak consumer environment. Pier 1 Imports, Inc. also detracted from performance. Partially offsetting the aforementioned detractors was the Fund’s sector positioning and, more specifically, its underweight to the poor performing energy sector.

Looking ahead, Essex remains optimistic and considers the equity market to be in a bottoming phase. While many uncertainties lie ahead, Essex believes stock prices are significantly undervalued relative to cash and bonds. Likewise, earnings expectations have been slashed, paving the way for potential positive surprises in the next few quarters. In addition, high levels of investor pessimism, which has abated to some extent more recently, and increased balances in money market funds provide the potential for a powerful and sustained market upturn. In this time of difficulty, Essex sees numerous investment opportunities in companies with strong competitive advantages and financial resources to drive earnings significantly higher over the next several years. The valuations for many of these companies are the lowest we have seen in our careers and should provide the patient investor with superior returns over the long term.

The following report covers the one-year period ended May 31, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for either of these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner Managers Investment Group LLC

About Your Funds’ Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2009	Expense Ratio for the Period	Beginning Account Value 12/01/2008	Ending Account Value 05/31/2009	Expenses Paid During the Period*

Essex Growth Fund
Institutional Class
Based on Actual Fund Return	1.54%	$1,000	$1,136	$8.20
Based on Hypothetical 5% Annual Return	1.54%	$1,000	$1,017	$7.75

Essex Small/Micro Cap Growth Fund

Class A
Based on Actual Fund Return	1.49%	$1,000	$1,140	$7.95
Based on Hypothetical 5% Annual Return	1.49%	$1,000	$1,018	$7.49

Class C
Based on Actual Fund Return	2.24%	$1,000	$1,137	$11.93
Based on Hypothetical 5% Annual Return	2.24%	$1,000	$1,014	$11.25

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Essex Growth Fund

Portfolio Manager’s Comments

The Period in Review

The past year ranks among the most challenging investment periods in a generation. While we previously outlined the prospect of further market volatility and economic weakness, the unprecedented speed and severity with which events unfolded caught most investors off guard. Escalating worldwide recession fears along with U.S. Treasury miscues concerning the deployment of TARP funds fueled uncertainty, resulting in steep price declines across global equity, bond, and commodity markets. Policymakers around the world instituted additional rescue packages and interest rate cuts to alleviate financial stresses. Major averages retreated over 30% in a broad-based decline, sparing few sectors, styles, or market caps. Despite the passage of a massive fiscal stimulus package and further capital injections into ailing banks, a stream of indicators released in the first months of 2009 showed worsening conditions across all economic sectors. Equity markets continued their descent until early March. Then, sentiment took a positive turn on the Federal Reserve’s announcement of large scale debt purchases and the U.S. Treasury’s public/private bank recapitalization plan, which ignited a substantial rebound in stock prices from the March lows.

Sector/Fund Commentary

Energy, materials, and capital goods-related stocks dropped sharply at the beginning of the period on the heels of a downturn in commodity prices and rising concerns of a global economic slowdown. Deteriorating U.S. economic conditions throughout the period, along with gathering evidence of a slowdown in emerging economies — most notably China — and earnings reductions had a continued negative impact. Later in the period, investors turned their attention toward consumer discretionary and financial stocks, which benefited from the correction in fuel prices and the announcement of the government’s rescue plan earlier in the period. Financials were among the worst performers for a majority of the period, with most losing half of their value before staging an impressive rebound late in the period on the heels of the public/private bank plan. Technology stocks outperformed the market over the period, as investors looked past reduced earnings expectations and diminishing IT budgets. Similarly, healthcare stocks also showed favorable relative performance, despite instability from headlines and political debate over reform.

Industrial stocks were pressured during the period by negative earnings revisions, a stronger U.S. Dollar, and the weak economy. In industrials, mixed stock performance led to weak results versus the benchmark as some of the Fund’s holdings with commodities and/or energy exposure weighed on returns. Some of the most notable detractors included Walter Energy, Inc., First Solar, Inc., and A-Power Energy Generation Systems, Ltd. One bright spot was URS Corp., which contributed positively for the period. The engineering firm is a beneficiary of rising infrastructure spending both here and overseas that is likely to play a central role in many countries’ economic stimulus packages. Another positive contributor was leading government contractor, Shaw Group, Inc., which benefited from strong results in its power segment. American Superconductor Corp. was another bright spot as the company benefited from the emergence of an aggressive alternative energy program in China.

In materials, mixed stock performance led to subpar results versus the benchmark. One bright spot was Freeport-McMoRan Copper & Gold, Inc., which benefited from lower mining costs and increasing copper prices. The stock has gained traction as metals and miners are expected to be some of the early beneficiaries of recovery. Fertilizer company Mosaic Co. gave back gains as economic conditions led farmers to defer fertilizer applications, leading to a temporary build up in inventories.

Investors embraced the healthcare industry’s defensive characteristics in the past year, led by generic drug, biotechnology, and medical device companies. Merger activity and stimulus spending influenced the group during 2009. However, disappointing stock selection in healthcare led to subpar results for the period. Celgene Corp. was the most notable detractor for the period as it struggled partly due to difficult trends in Europe. Sequenom, Inc. also detracted from performance, as the company disclosed improper handling of data related to its Down Syndrome diagnostic screening development program. On the flipside, Illumina, Inc. and Genentech were top contributors for the period. Illumina received a lift from the stimulus plan that is expected to dramatically increase funds for academic and government supported labs. The company’s DNA Analysis products continue to gain traction in the study of genomic imprinting. Genentech’s stock price jumped in March when Roche announced plans to purchase the remainder of its shares that it did not already own. HMS Holdings Corp. was another top contributor for the period. The company provides cost control and payment accuracy services to government health care programs and continues to gain new contracts for managed care programs across the country. Despite a challenging funding environment for biotech companies, Vertex Pharmaceuticals, Inc. was a bright spot and top contributor to the Fund. The company has been successful at raising capital for its development of one of the most promising Hepatitis C treatments in a decade.

The energy sector struggled during the period, stifled by a sharp decline in prices. An underweight allocation to the sector along with positive stock selection helped neutralize losses in the Fund. Southwestern Energy Co. was a top contributor for the period. The natural gas producer continues to benefit from low production costs and the addition of reserves. Transocean Ltd, another key contributor, has a deepwater drilling fleet that maintains a backlog at favorable rates for the next two years. Essex believes that drilling companies will be key beneficiaries as oil supplies tighten and prices rise. In contrast, coal producer Peabody Energy Corp. detracted from returns as the global economic collapse impacted electricity demand. The outlook for alternative energy has measurably improved with the passage of the stimulus package which includes roughly $80 billion in tax

Essex Growth Fund

Portfolio Manager’s Comments (continued)

incentives and spending initiatives for renewable energy projects. Comprehensive energy legislation could provide an added boost in coming months.

Technology stocks suffered during the period as a fallout of the deepening recession but still managed to outpace the broader market. For the Fund, weak stock selection resulted in underperformance versus the benchmark. Several of the Portfolio’s largest detractors were sold during the period, including Brocade Communications Systems, Inc. and Research In Motion, Ltd. Sky-works Solutions, Inc., another detractor that was sold during the period, pulled back following strong performance and concerns over weakening handset sales. Activision Blizzard, Inc. also had a difficult period, as it delivered relatively weak video game sales. The communications and computer technology areas were highlights for the Fund, aided by strong stock selection. McAfee, Inc., a leader in anti-virus, security, and related systems management software, was a key contributor to the Fund. McAfee’s recurring revenue model has provided some insulation from the current downturn in technology spending. Network infrastructure company, Riverbed Technology, Inc., benefited from its award-winning network infrastructure solution that significantly accelerates access to applications and data.

Consumer companies were among the largest detractors for the Fund, beaten down by weak sales, falling home prices, and rising unemployment. Central European Media Enterprises Ltd. was a notable detractor from performance partly due to weakening macroeconomic trends in Central and Eastern Europe. Apparel manufacturer Warnaco Group, Inc. and shoe retailer Genesco, Inc. were also both victims of the recessionary environment. Both positions were eliminated during the period. In contrast, the Fund was aided by the performance of its discount retailers, Kohl’s Corp. and TJX Cos. Kohl’s continues to benefit from cost cutting, inventory controls, and mixing exclusive brands and designer collections at low prices with its private label goods. Educational services companies were also positive contributors with Corinthian Colleges performing well for the period.

Outlook: Premium for Growth

The sharp decline in economic activity in the last twelve months has been met with extraordinary fiscal and monetary policy responses across the globe. Essex believes the culmination of these initiatives will stabilize the financial sector and should limit further deterioration in the U.S. economy. The latest public/private bank program looks to be the most critical in ridding financial institutions of distressed assets and compressing bond yields. Recent home sales and capital goods orders have been encouraging, and we expect to see further evidence of recovery in the months ahead.

Winston Churchill once said: “A pessimist sees the difficulty in every opportunity; an optimist sees the opportunity in every difficulty.” Essex remains optimistic and considers the equity market to be in a bottoming phase. While many uncertainties lie ahead, Essex believes stock prices are significantly undervalued relative to cash and bonds. Earnings expectations likewise have been slashed, paving the way for potential positive surprises in the next few quarters. In addition, high levels of investor pessimism, which has abated to some extent more recently, and huge sums parked in money market funds provide the potential for a powerful and sustained market upturn. In this time of difficulty, Essex sees numerous investment opportunities in companies with strong competitive advantages and financial resources to drive earnings significantly higher over the next several years. The valuations for many of these companies are the lowest we have seen in our careers and should provide the patient investor with superior returns over the long term.

Essex Growth Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Institutional Class on March 1, 2002, to a $10,000 investment made in the Russell 3000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Essex Growth Fund – Institutional Class shares and the Russell 3000® Growth Index since inception through May 31, 2009.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception*

Essex Growth Fund - Institutional Class[2,3]	(40.72)%	(6.34)%	(3.17)%
Russell 3000® Growth Index	(30.77)%	(1.75)%	(1.32)%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

*	Commencement of operations was March 1, 2002.

The Russell 3000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

Not FDIC insured, nor bank guaranteed. May lose value.

Essex Growth Fund

Fund Snapshots

May 31, 2009

Portfolio Breakdown

Industry	Essex Growth Fund**	Russell 3000® Growth Index
Information Technology	32.3%	30.7%
Industrials	18.6%	12.8%
Health Care	13.3%	14.3%
Consumer Discretionary	8.1%	10.5%
Energy	8.1%	8.8%
Materials	7.3%	3.9%
Financials	5.4%	4.1%
Consumer Staples	4.0%	12.3%
Telecommunication Services	1.6%	0.8%
Utilities	0.0%	1.8%
Other Assets and Liabilities	1.3%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Apple, Inc.*	3.4%
Cisco Systems, Inc.	3.0
Goldman Sachs Group, Inc.	2.9
QUALCOMM, Inc.*	2.9
URS Corp.	2.6
Teva Pharmaceutical Industries, Ltd., Sponsored ADR*	2.5
Quanta Services, Inc.	2.5
Google, Inc.	2.5
Potash Corp. of Saskatchewan, Inc.	2.3
Kohl’s Corp.	2.3

Top Ten as a Group	26.9%

*	Top Ten Holding at November 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Essex Growth Fund

Schedule of Portfolio Investments

May 31, 2009

	Shares		Value

Common Stocks - 98.7%
Consumer Discretionary - 8.1%
American Public Education, Inc.*	1,675	[2]	$54,722
Apollo Group, Inc., Class A*	1,537		90,837
Grand Canyon Education, Inc.	3,358	[2]	45,534
Kohl’s Corp.*	3,896		165,463
Netfix, Inc.*	2,320	[2]	91,454
TJX Cos., Inc., The	4,959		146,340
Total Consumer Discretionary			594,350
Consumer Staples - 4.0%
Bunge, Ltd.	1,744		110,343
Colgate-Palmolive Co.	1,112		73,336
Green Mountain Coffee Roasters, Inc.*	1,319		110,097
Total Consumer Staples			293,776
Energy - 8.1%
Anadarko Petroleum Corp.	3,093		147,784
Core Laboratories, N.V.	784	[2]	74,433
Southwestern Energy Co.*	3,188		138,581
Transocean, Ltd.	1,693		134,560
Whiting Petroleum Corp.*	1,989		93,205
Total Energy			588,563
Financials - 5.4%
Fifth Third Bancorp	4,512		31,133
Goldman Sachs Group, Inc.	1,458		210,783
JPMorgan Chase & Co.	4,053		149,556
Total Financials			391,472
Health Care - 13.3%
Baxter International, Inc.	1,673		85,641
Celgene Corp.*	1,701		71,850
Genzyme Corp.*	1,227		72,565
Gilead Sciences, Inc.*	3,243		139,773
HMS Holdings Corp.*	3,359		118,069
Illumina, Inc.*	2,694		98,897
Mylan Laboratories, Inc.*	4,728	[2]	62,457
Shire Pharmaceuticals PLC	1,350	[2]	56,295
Teva Pharmaceutical Industries, Ltd. - Sponsored ADR	4,014		186,089
Vertex Pharmaceuticals, Inc.*	2,782		82,931
Total Health Care			974,567
Industrials - 18.6%
Aecom Technology Corp.*	2,639		84,210
AeroVironment, Inc.*	1,948		54,388
American Superconductor Corp.*	5,507		$153,535
Ameron International Corp.	597		33,104
FreightCar America, Inc.	4,527		75,737
FTI Consulting, Inc.*	2,338		117,414
Fuelcell Energy, Inc.*	19,311		65,271
Kaydon Corp.	2,094		72,034
MasTec, Inc.*	5,453		70,616
Quanta Services, Inc.*	8,136		185,582
Shaw Group, Inc., The*	4,580		124,576
URS Corp.*	4,004		192,513
Yingli Green Energy Holding Co., Ltd. - ADR*	10,481	[2]	134,157
Total Industrials			1,363,137
Information Technology - 32.3%
Amphenol Corp.	3,152		105,245
Apple, Inc.*	1,817		246,768
ASML Holding, N.V.	5,315	[2]	110,020
Changyou.com, ADR	1,703		56,029
Cisco Systems, Inc.*	11,880		219,780
Google, Inc.*	441		183,998
GSE Systems, Inc.*	10,788		58,363
Itron, Inc.*	909		53,031
Macrovision Solutions Corp.*	4,013		90,573
Marvell Technology Group, Ltd.*	13,198		150,853
McAfee, Inc.*	3,790		148,682
MEMC Electronic Materials, Inc.*	6,180		119,212
Microsoft Corp.	6,013		125,612
Nuance Communications, Inc.*	6,682		82,857
Nvidia Corp.*	11,831		123,397
Palm, Inc.*	5,970	[2]	72,834
QUALCOMM, Inc.	4,800		209,232
Riverbed Technology, Inc.*	4,080		81,967
Synchronoss Technologies, Inc.*	10,068		122,226
Total Information Technology			2,360,679
Materials - 7.3%
Agnico-Eagle Mines, Ltd.	1,346		83,264
Freeport McMoRan Copper & Gold, Inc., Class B	2,374		129,217
Mosaic Co., The	2,753		150,589
Potash Corp. of Saskatchewan, Inc.	1,470		170,285
Total Materials			533,355
Telecommunication Services - 1.6%
NII Holdings, Inc., Class B*	5,815		118,975
Total Common Stocks (cost $6,905,593)			7,218,874

The accompanying notes are an integral part of these financial statements.

Essex Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Short-Term Investments - 10.1%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.17%[3]	577,013	$577,013
BNY Institutional Cash Reserves Fund, Series B*[3,4]	34,551	5,096
BNY Institutional Cash Reserves Fund, Series C*[3,5]	9,535	9,535
Dreyfus Cash Management Fund, Institutional Class Shares, 0.57%[6]	148,717	148,717
Total Short-Term Investments
(cost $769,816)		740,361
Total Investments - 108.8%
(cost $7,675,409)		7,959,235
Other Assets, less Liabilities - (8.8)%		(644,243)
Net Assets - 100.0%		$7,314,992

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments

The Period in Review

The past year ranks among the most challenging investment periods in a generation. While we previously outlined the prospect of further market volatility and economic weakness, the unprecedented speed and severity with which events unfolded caught most investors off guard. Escalating worldwide recession fears along with U.S. Treasury miscues concerning the deployment of TARP funds fueled uncertainty, resulting in steep price declines across global equity, bond, and commodity markets. Policymakers around the world instituted additional rescue packages and interest rate cuts to alleviate financial stresses. Major averages retreated over 30% in a broad-based decline, sparing few sectors, styles or market caps. Despite the passage of a massive fiscal stimulus package and further capital injections into ailing banks, a stream of indicators released in the first months of 2009 showed worsening conditions across all economic sectors. Equity markets continued their descent until early March. Then, sentiment took a positive turn on the Federal Reserve’s announcement of large scale debt purchases and the U.S. Treasury’s public/private bank recapitalization plan, which ignited a substantial rebound in stock prices from the March lows.

Sector/Fund Commentary

Energy, materials, and capital goods-related stocks dropped sharply at the beginning of the period on the heels of a downturn in commodity prices and rising concerns of a global economic slowdown. Deteriorating U.S. economic conditions throughout the period, along with gathering evidence of a slowdown in emerging economies — most notably China — and earnings reductions had a continued negative impact. Later in the period, investors turned their attention toward consumer discretionary and financial stocks, which benefited from the correction in fuel prices and the government rescue plan earlier in the period. Financials were among the worst performers for a majority of the period, with most losing half of their value before staging an impressive rebound late in the period on the heels of the public/private bank plan. Technology stocks outperformed the market over the period, as investors looked past reduced earnings expectations and diminishing IT budgets. Similarly, healthcare stocks also showed favorable relative performance, despite instability from headlines and political debate over reform.

The Fund’s underweight position in energy had a strong positive influence on returns during the period, and its focus on alternative energy and government spending related stocks also contributed to overall performance. The outlook for alternative energy has measurably improved with the stimulus package, which includes roughly $80 billion in tax incentives and spending initiatives for renewable energy projects. Comprehensive energy legislation could provide an added boost later this year. It is important to note that the Fund’s holdings with exposure to alternative energy markets are sometimes classified in the industrials sector, not in traditional energy. Essex continues to favor companies with exposure to wind and alternative energy demand growth in China.

Investors embraced the healthcare industry’s defensive characteristics in the past year, led by generic drug, biotechnology, and medical device companies. Merger activity and stimulus spending influenced the group during 2009. However, disappointing stock selection in healthcare led to underperformance for the period. Life sciences company Illumina, Inc. was a top contributor for the period. The company received a lift from the stimulus plan that is expected to dramatically increase funding for academic and government-supported labs. Services company RehabCare Group, Inc. was boosted by better than expected results. In devices, Thoratec Corp. was a key contributor as its lead ventricular assist device, HeartMate II, obtained approval for bridge-to-transplant. However, our performance in medical and dental supplies detracted from performance, driven by weak returns from Biolase Technology, Inc., CryoLife, Inc., and Wright Medical Group, Inc. Also, after many years of strong performance from the CRO (contract research organization) companies, these stocks came under significant pressure at the end of 2008 as investors worried about cutbacks in research and development spending by the large pharmaceutical companies. These concerns negatively impacted our holdings in Kendle International, Inc. and PAREXEL International Corp.

Industrial stocks were pressured during the period by negative earnings revisions, a stronger U.S. Dollar, and the weak economy. Essex implemented a change in focus in 2009, shifting its exposure from holdings dependent upon the economy to more defensive stocks, which benefited the Fund. Within industrials, Applied Signal Technology, Inc. and Powell Industries, Inc. were both contributors during the period. Applied Signal Technology is well positioned to benefit from demand for intelligence and surveillance solutions, and earnings growth is benefiting from the company’s cost-cutting efforts. Powell Industries serves as an electrical equipment supplier for energy and mass transit companies, boasting a substantial backlog of projects combined with potential upside from government infrastructure spending. American Superconductor Corp. was another bright spot as the company benefited from renewed investor interest in alternative energy. These favorable contributors were offset by weak performance from companies with exposure to commodities. Bucyrus International, Inc. was a notable detractor as investors worried about demand for mining equipment in a declining commodity price environment, although the stock has recently begun to rebound. Layne Christensen Co. also detracted from returns; the stock traded down on concerns about the impact of weakening municipal budgets on the company’s water business, as well as weakness in the mining sector.

Technology stocks suffered broad losses early in the period as a fallout of the deepening recession, but have staged a strong comeback over recent months. The Fund’s overweight position

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

favorably influenced returns, but poor stock results led to substantial underperformance versus the benchmark. Within technology, the Fund’s exposure to semiconductor stocks, which as a group were particularly sensitive to macroeconomic concerns, detracted significantly from performance. For instance, ANADIGICS, Inc. and EMCORE Corp. detracted from performance, and both positions were sold during the period. Computer software and systems was a bright spot, with two of the Fund’s top contributors, Asiainfo Holdings, Inc. and Shanda Interactive Entertainment, Ltd., adding to performance. Asian telecom company, Asiainfo, benefited from wireless growth in China, helping its customers increase business value in fast-growing and evolving markets. Chinese online gaming provider, Shanda Interactive Entertainment Ltd., delivered stronger than expected results due to ongoing demand growth for online gaming in China.

Consumer companies were volatile during the period. As stresses on consumers became more apparent in the fall, the stocks sold off sharply but rebounded later in the period as investors became more optimistic about a recovery driven by substantially improved inventory positions and signs of stabilization in consumer spending. For the Fund, weak stock performance led to underperformance versus the benchmark. Stock results were particularly weak in the retail space, where company-specific missteps were amplified by a negative microcap effect. 1-800-Flowers.com detracted from performance as the company’s consumer floral business performed poorly in the weak consumer environment. Pier 1 Imports Inc. also negatively impacted performance. Both positions were sold during the period. One bright spot was the Fund’s overweight to the resilient educational services space where Corinthian Colleges Inc. was a top contributor during the period. The Fund also benefited from the returns of shoe company Steven Madden Ltd., whose strong fashion execution led to sales and order trends that outpaced the industry.

Outlook: Premium for Growth

The sharp decline in economic activity in the last twelve months has been met with extraordinary fiscal and monetary policy responses across the globe. Essex believes the culmination of these initiatives will stabilize the financial sector and should limit further deterioration in the U.S. economy. The latest public/private bank program looks to be the most critical in ridding financial institutions of distressed assets and compressing bond yields. Recent home sales and capital goods orders have been encouraging, and we expect to see further evidence of recovery in the months ahead.

Winston Churchill once said: “A pessimist sees the difficulty in every opportunity; an optimist sees the opportunity in every difficulty.” Essex remains optimistic and considers the equity market to be in a bottoming phase. While many uncertainties lie ahead, Essex believes stock prices are significantly undervalued relative to cash and bonds. Likewise, earnings expectations have been slashed, paving the way for potential positive surprises in the next few quarters. In addition, high levels of investor pessimism, which has abated to some extent more recently, and huge sums parked in money market funds provide the potential for a powerful and sustained market upturn. In this time of difficulty, Essex sees numerous investment opportunities in companies with strong competitive advantages and financial resources to drive earnings significantly higher over the next several years. The valuations for many of these companies are the lowest we have seen in our careers and should provide the patient investor with superior returns over the long term.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in Essex Small/Micro Cap Growth Fund and includes, for periods prior to the Fund’s inception on June 25, 2002, the total return of the Burridge 401(k) Plan Trust, the predecessor account, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The predecessor account began operations on September 28, 2000, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Fund’s. The predecessor account was not registered as a mutual fund and, therefore, was not subject to certain investment restrictions that are

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

imposed upon funds. If the predecessor account had been registered as a mutual fund, the predecessor account’s performance may have been adversely affected. The performance of the predecessor account was calculated according to the standardized SEC method, except that quarterly rather than daily fund values were used. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Essex Small/Micro Cap Growth Fund and the Russell 2000® Growth Index since inception through May 31, 2009.

Average Annual Total Returns[1]		One Year	Five Years	Since Inception*

Essex Small/Micro Cap Growth Fund[2,3]
Class A	No Load	(38.86)%	(2.48)%	4.96%
Class A	With Load	(42.38)%	(3.64)%	4.24%
Class C	No Load	(39.33)%	—	(14.02)%
Class C	With Load	(39.93)%	—	(14.02)%
Russell 2000® Growth Index		(31.55)%	(1.31)%	(3.83)%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

*	The inception date for class A shares reflects that of the “Predecessor Fund” which commenced operations September 28, 2000. Class C shares commenced operations on March 1, 2006.

The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

Not FDIC insured, nor bank guaranteed. May lose value.

Essex Small/Micro Cap Growth Fund

Fund Snapshots

May 31, 2009

Portfolio Breakdown

Industry	Essex Small/ Micro Cap Growth Fund**	Russell 2000® Growth Index
Information Technology	31.4%	24.1%
Health Care	26.7%	23.6%
Industrials	14.8%	17.2%
Consumer Discretionary	13.8%	14.3%
Financials	4.7%	5.1%
Energy	0.9%	7.2%
Consumer Staples	0.7%	3.1%
Materials	0.4%	2.9%
Telecommunication Services	0.0%	1.6%
Utilities	0.0%	0.9%
Other Assets and Liabilities	6.6%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
AsiaInfo Holdings, Inc.	2.6%
Illumina, Inc.*	2.5
RehabCare Group, Inc.	2.1
Thoratec Corp.*	2.0
Wonder Auto Technology, Inc.	2.0
Applied Signal Technology, Inc.	1.9
BioScrip, Inc.	1.8
SkillSoft PLC - ADR	1.7
Steven Madden, Ltd.	1.6
Interactive Intelligence, Inc.	1.6

Top Ten as a Group	19.8%

* Top Ten Holding at November 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments

May 31, 2009

	Shares		Value
Common Stocks - 93.4%
Consumer Discretionary - 13.8%
99 Cents Only Stores*	130,804		$1,225,633
American Public Education, Inc.*	51,927	[2]	1,696,455
Big 5 Sporting Goods Corp.	24,460		265,391
Cinemark Holdings, Inc.	118,460		1,258,045
Corinthian Colleges, Inc.*	143,745		2,210,798
Dolan Media Co.*	44,830		619,999
FGX International Holdings, Ltd.*	133,658		1,799,037
Helen of Troy, Ltd.*	129,961		2,509,547
K12, Inc.*	101,420		1,774,850
Outdoor Channel Holdings, Inc.*	182,737		1,279,159
Steven Madden, Ltd.*	100,122		2,725,321
Ulta Salon, Cosmetics & Fragrance, Inc.*	163,108		1,396,204
Wet Seal, Inc., The, Class A*	364,774		1,149,038
Wonder Auto Technology, Inc.*	403,959		3,284,187
Total Consumer Discretionary			23,193,664
Consumer Staples - 0.7%
Darling International, Inc.*	145,951		1,104,849
Energy - 0.9%
GMX Resources, Inc.*	86,257		1,524,161
Financials - 4.7%
Argo Group International Holdings, Ltd.*	31,801		891,700
Delphi Financial Group, Inc., Class A	89,837		1,710,496
Piper Jaffray Co., Inc.*	42,153		1,520,459
PMA Capital Corp., Class A*	293,620		1,426,993
Portfolio Recovery Associates, Inc.*	66,456		2,390,423
Total Financials			7,940,071
Health Care - 26.7%
Alliance Imaging, Inc.*	88,674		611,851
BioScrip, Inc.*	734,229		3,083,762
Bruker BioSciences Corp.*	290,985		1,900,132
Computer Programs & Systems, Inc.	50,434		1,724,843
CryoLife, Inc.*	219,558		1,029,727
Cyberonics, Inc.*	132,102		1,914,158
Emergent BioSolutions, Inc.*	62,337		681,967
Greatbatch, Inc.*	96,879		2,001,520
Illumina, Inc.*	112,286		4,122,019
Kendle International, Inc.*	159,143		1,655,087
Luminex Corp.*	55,827		884,858
Merge Healthcare, Inc.*	45,431		142,653
Neogen Corp.*	102,645		2,262,296
NuVasive, Inc.*	47,061		1,699,843
Par Pharmaceutical Co., Inc.*	123,053		1,642,758
PAREXEL International Corp.*	153,443		1,580,463
RehabCare Group, Inc.*	160,448		3,500,975
Somanetics Corp.*	105,993		1,781,742
Synovis Life Technologies, Inc.*	28,560		554,635
Thoratec Corp.*	134,534	[2]	3,374,113
Transcend Services, Inc.*	213,542		2,577,452
Varian, Inc.*	48,406		1,685,497
Volcano Corp.*	153,927		1,902,538
Wright Medical Group, Inc.*	160,643		2,506,031
Total Health Care			44,820,920
Industrials - 14.8%
American Railcar Industries, Inc.	68,662		553,416
American Superconductor Corp.*	80,898		2,255,436
Ameron International Corp.	19,460		1,079,057
APAC Customer Services, Inc.*	230,638		1,303,105
A-Power Energy Generation Systems, Ltd.*	158,600		1,920,646
Applied Signal Technology, Inc.	155,356		3,251,602
Bucyrus International, Inc.	73,883		2,118,964
CIRCOR International, Inc.	65,905		1,608,082
DXP Enterprises, Inc.*	146,599		2,169,665
Fuelcell Energy, Inc.*	491,444		1,661,081
Kaydon Corp.	57,051		1,962,554
Layne Christensen Co.*	70,024		1,497,113
Powell Industries, Inc.*	47,403		1,862,464
VSE Corp.	62,467		1,568,546
Total Industrials			24,811,731
Information Technology - 31.4%
Acme Packet, Inc.*	235,078		1,821,854
Advanced Analogic Technologies, Inc.*	270,820		1,280,979
Amtech Systems, Inc.*	203,617		926,457
Anaren Microwave, Inc.*	42,036		675,939
Art Technology Group, Inc.*	505,302		1,819,087
AsiaInfo Holdings, Inc.*	212,187		4,447,439
BigBand Networks, Inc.*	349,750		1,825,695
Blackboard, Inc.*	84,651		2,439,642
Cirrus Logic, Inc.*	289,372		1,125,657
ClickSoftware Technologies, Ltd.*	75,787		299,359
Compellent Technologies, Inc.*	152,437		1,778,940
Comverge, Inc.*	23,550		240,210
Concur Technologies, Inc.*	72,819		2,148,161
CyberSource Corp.*	176,244		2,291,172
DG FastChannel, Inc.*	93,084	[2]	1,842,132

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 31.4% (continued)
Epiq Systems, Inc.*	125,809	$1,916,071
GSI Commerce, Inc.*	123,310	1,585,767
iGATE Corp.*	240,073	1,281,990
Interactive Intelligence, Inc.*	208,580	2,715,712
Kenexa Corp.*	110,274	1,066,350
Lecroy Corp.*	300,139	1,221,566
MICROS Systems, Inc.*	82,863	2,164,382
Netscout Systems, Inc.*	199,661	1,872,820
Neutral Tandem, Inc.*	61,170	1,773,930
NIC, Inc.	439,214	2,648,460
NICE Systems, Ltd. - Sponsored ADR	93,830	2,154,337
Presstek, Inc.	422,284	730,551
SkillSoft PLC - ADR*	357,287	2,919,035
Sourcefire, Inc.*	28,750	350,750
Synchronoss Technologies, Inc.*	160,675	1,950,594
Ultimate Software Group, Inc., The*	80,194	1,628,740
Total Information Technology		52,943,778
Materials - 0.4%
Headwaters, Inc.*	174,525	692,864
Total Common Stocks
(cost $174,446,805)		157,032,038
Short-Term Investments - 6.3%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.17%[3]	3,127,070	3,127,070
BNY Institutional Cash Reserves Fund, Series B*[3,4]	353,256	52,105
BNY Institutional Cash Reserves Fund, Series C*[3,5]	75,062	75,062
Dreyfus Cash Management Fund, Institutional Class Shares, 0.57%[6]	7,322,292	7,322,292
Total Short-Term Investments
(cost $10,877,680)		10,576,529
Total Investments - 99.7%
(cost $185,324,485)		167,608,567
Other Assets, less Liabilities - 0.3%		510,785
Net Assets - 100.0%		$168,119,352

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At May 31, 2009, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net

Essex Growth Fund	$7,728,539	$834,553	$(603,857)	$230,696

Essex Small/Micro Cap Growth Fund	190,700,526	12,493,430	(35,585,389)	(23,091,959)

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the May 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of May 31, 2009, amounting to:

Fund	Market Value	% of Net Assets

Essex Growth Fund	$623,749	8.5%

Essex Small/Micro Cap Growth Fund	3,313,947	2.0%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the BNY Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[5]

On October 6, 2008, BNYM established a separate sleeve of the ICRF (Series C) to hold certain securities issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.

[6]

Under the U.S. Treasury Temporary Money Market Fund Guarantee Program, the maximum amount covered for Essex Growth Fund and Essex Small/Micro Cap Growth Fund for the investment in the Dreyfus Cash Management Fund is $693,447 and $7,083,886, respectively.

Investments Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

Managers AMG Funds

Statements of Assets and Liabilities

May 31, 2009

	Essex Growth	Essex Small/Micro Cap Growth

Assets:
Investments at value* (including securities on loan valued at $623,749 and $3,313,947, respectively)	$7,959,235	$167,608,567
Receivable for investments sold	156,434	7,403,761
Receivable for Fund shares sold	—	1,296,464
Dividends and other receivables	4,212	37,800
Prepaid expenses	9,739	20,086
Total assets	8,129,620	176,366,678
Liabilities:
Payable for investments purchased	144,178	3,550,095
Payable for Fund shares repurchased	—	863,186
Payable upon return of securities loaned	621,099	3,555,388
Accrued expenses:
Investment advisory and management fees	5,944	137,952
Other	43,407	140,705
Total liabilities	814,628	8,247,326
Net Assets	$7,314,992	$168,119,352
Net Assets Represent:
Paid-in capital	$31,812,125	$246,903,068
Undistributed net investment income	—	—
Accumulated net realized loss from investments	(24,780,959)	(61,067,798)
Net unrealized appreciation (depreciation) of investments	283,826	(17,715,918)
Net Assets	$7,314,992	$168,119,352
Institutional Class Shares - Net Assets	$7,314,992	n/a
Shares outstanding	1,111,484	n/a
Net asset value, offering and redemption price per share	$6.58	n/a
Class A Shares - Net Assets	n/a	$165,443,679
Shares outstanding	n/a	13,591,499
Net asset value and redemption price per share	n/a	$12.17
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	n/a	$12.91
Class C Shares - Net Assets	n/a	$2,675,673
Shares outstanding	n/a	225,382
Net asset value and offering price per share	n/a	$11.87
* Investments at cost	$7,675,409	$185,324,485

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Operations

For the fiscal year ended May 31, 2009

	Essex Growth	Essex Small/Micro Cap Growth

Investment Income:
Dividend income	$49,173	$565,878
Foreign withholding tax	(673)	—
Securities lending fees	13,829	52,781
Total investment income	62,329	618,659
Expenses:
Investment advisory and management fees	114,738	1,657,402
Distribution fees - Class A shares	n/a	403,247
Distribution fees - Class C shares	n/a	44,414
Professional fees	23,673	73,449
Registration fees	17,559	33,480
Transfer agent	6,038	63,517
Custodian	5,218	40,024
Reports to shareholders	2,511	62,833
Trustees fees and expenses	1,037	15,492
Miscellaneous	609	11,259
Total expenses before offsets	171,383	2,405,117
Expense recoupment	—	95,387
Expense reductions	(7,326)	(1,873)
Net expenses	164,057	2,498,631
Net investment loss	(101,728)	(1,879,972)
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(6,435,345)	(58,139,095)
Net unrealized depreciation of investments	(1,614,278)	(24,819,330)
Net realized and unrealized loss	(8,049,623)	(82,958,425)

Net decrease in net assets resulting from operations	$(8,151,351)	$(84,838,397)

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal years ended May 31,

	Essex Growth		Essex Small/Micro Cap Growth
	2009	2008	2009	2008

Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(101,728)	$(110,444)	$(1,879,972)	$(1,398,644)
Net realized gain (loss) on investments	(6,435,345)	1,287,058	(58,139,095)	2,601,269
Net unrealized depreciation of investments	(1,614,278)	(562,187)	(24,819,330)	(9,622,014)
Net increase (decrease) in net assets resulting from operations	(8,151,351)	614,427	(84,838,397)	(8,419,389)
Distributions to Shareholders:
From net realized gain on investments	—	—	—	(1,520,064)
From Capital Share Transactions:
Proceeds from sale of shares	214,217	6,200,371	144,719,605	132,711,470
Reinvestment of dividends and distributions	—	—	—	1,187,427
Cost of shares repurchased	(4,036,396)	(3,373,138)	(70,490,078)	(42,659,781)
Net increase (decrease) from capital share transactions	(3,822,179)	2,827,233	74,229,527	91,239,116
Total increase (decrease) in net assets	(11,973,530)	3,441,660	(10,608,870)	81,299,663
Net Assets:
Beginning of year	19,288,522	15,846,862	178,728,222	97,428,559
End of year	$7,314,992	$19,288,522	$168,119,352	$178,728,222
End of year undistributed net investment income	—	—	—	—

The accompanying notes are an integral part of these financial statements.

Essex Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31,					For the fiscal
Institutional Class Shares	2009	2008	2007	2006	2005*	year ended October 31, 2004

Net Asset Value, Beginning of Period	$11.10	$11.11	$9.97	$8.86	$8.54	$8.97
Income from Investment Operations:
Net investment loss	(0.07)[5]	(0.08)[5]	(0.11)	(0.10)	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	(4.45)[5]	0.07 [5]	1.25	1.21	0.35	(0.33)
Total from investment operations	(4.52)	(0.01)	1.14	1.11	0.32	(0.43)
Net Asset Value, End of Period	$6.58	$11.10	$11.11	$9.97	$8.86	$8.54
Total Return [1]	(40.72)%	(0.09)%	11.43%	12.53%	3.75%[2]	(4.79)%
Ratio of net expenses to average net assets	1.43%	1.27%	1.24%	1.29%	1.41%[3]	1.31%
Ratio of net investment loss to average net assets [1]	(0.89)%	(0.72)%	(0.77)%	(0.68)%	(0.42)%[3]	(0.98)%
Portfolio turnover	133%	171%	100%	74%	139%[2]	107%
Net assets at end of period (000’s omitted)	$7,315	$19,289	$15,847	$24,092	$39,434	$59,934

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.49%	1.47%	1.31%	1.33%	—	—
Ratio of net investment loss to average net assets	(0.95)%	(0.91)%	(0.84)%	(0.73)%	—	—

*	For the period November 1, 2004 through May 31, 2005.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Not Annualized.
[3]	Annualized.
[4]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	Per share numbers have been calculated using average shares.

Essex Small/Micro Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31,
Class A Shares	2009	2008	2007	2006*	2005

Net Asset Value, Beginning of Period	$19.92	$21.35	$18.93	$14.81	$15.18
Income from Investment Operations:
Net investment loss	(0.15)[5]	(0.22)[5]	(0.21)	(0.06)	(0.26)
Net realized and unrealized gain (loss) on investments	(7.60)[5]	(0.97)[5]	2.72	4.94	0.48 [6]
Total from investment operations	(7.75)	(1.19)	2.51	4.88	0.22
Less Distributions to Shareholders from:
Net realized gain on investments	—	(0.24)	(0.09)	(0.76)	(0.59)
Net Asset Value, End of Period	$12.17	$19.92	$21.35	$18.93	$14.81
Total Return [1]	(38.91)%[7]	(5.78)%	13.40%	33.35%	1.16%
Ratio of net expenses to average net assets	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment loss to average net assets [1]	(1.11)%	(1.06)%	(1.11)%	(1.04)%	(1.26)%
Portfolio turnover	67%	57%	100%	78%	118%
Net assets at end of period (000’s omitted)	$165,444	$170,132	$93,097	$66,702	$8,510

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.49%	1.49%	1.50%	1.91%	2.17%
Ratio of net investment loss to average net assets	(1.11)%	(1.06)%	(1.12)%	(1.45)%	(1.92)%

	For the fiscal year ended May 31,			For the fiscal
Class C Shares	2009	2008	2007	period ended May 31, 2006*

Net Asset Value, Beginning of Period	$19.58	$21.14	$18.89	$19.71
Income from Investment Operations:
Net investment loss	(0.27)[5]	(0.37)[5]	(0.18)	(0.04)
Net realized and unrealized gain (loss) on investments	(7.44)[5]	(0.96)[5]	2.52	(0.78)
Total from investment operations	(7.71)	(1.33)	2.34	(0.82)
Less Distributions to Shareholders from:
Net realized gain on investments	—	(0.23)	(0.09)	—
Net Asset Value, End of Period	$11.87	$19.58	$21.14	$18.89
Total Return [1]	(39.38)%[7]	(6.42)%	12.41%	(4.11)%[2]
Ratio of net expenses to average net assets	2.24%	2.24%	2.24%	2.24%[3]
Ratio of net investment loss to average net assets [1]	(1.90)%	(1.81)%	(1.86)%	(1.76)%[3]
Portfolio turnover	67%	57%	100%	78%[2]
Net assets at end of period (000’s omitted)	$2,676	$8,596	$4,331	$2,709

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	2.24%	2.24%	2.25%	2.56%[3]
Ratio of net investment loss to average net assets	(1.90)%	(1.81)%	(1.87)%	(2.08)%[3]

*	At the close of business February 28, 2006, all existing shares of the Essex Small/Micro Cap Growth Fund became Class A Shares. Class C shares commenced operations on March 1, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Not Annualized.
[3]	Annualized.
[4]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes recoupment of previous reimbursements, and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	Per share numbers have been calculated using average shares.
[6]	The per share number is inconsistent with the Statement of Operations due to the timing of capital share activity.
[7]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Managers AMG Funds

Notes to Financial Statements

May 31, 2009

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Essex Growth Fund (“Growth”) and Essex Small/Micro Cap Growth Fund (“Small/Micro Cap”) (each a “Fund” and collectively the “Funds”).

Small/Micro Cap offers two classes of shares, Class A and Class C. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Sales of Small/Micro Cap Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Small/Micro Cap Class A and C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant cant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of each Fund’s investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are fair valued, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective June 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.

Managers AMG Funds

Notes to Financial Statements (continued)

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of May 31, 2009:

Level	Investments in Securities	Other Financial Instruments*

Growth
Level 1	$7,944,604	—
Level 2	14,631	—
Level 3	—	—

Total	$7,959,235	—

Small/Micro Cap

Level 1	$167,481,400	—
Level 2	127,167	—
Level 3	—	—

Total	$167,608,567	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. For the period ended May 31, 2009, the Funds did not engage in any derivative activity. Therefore, no additional disclosure is required.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Funds, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Growth Fund had certain portfolio trades directed to various brokers who paid a portion of the Fund’s expenses. For the fiscal year ended May 31, 2009, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratio was $7,187 or 0.06%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (formerly The Bank of New York) (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended May 31, 2009, the custodian expense was reduced as follows: Growth - $32 and Small/Micro Cap - $212.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended May 31, 2009, the transfer agent expense was reduced as follows: Growth - $107 and Small/Micro Cap - $1,496.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended May 31, 2009, overdraft fees for Growth and Small/Micro Cap equaled $0 and $153, respectively.

Managers AMG Funds

Notes to Financial Statements (continued)

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Portfolio – Capital Shares. For the fiscal year ended May 31, 2009, the management fee was reduced as follows: Growth - $0, Small/Micro Cap - $165.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended May 31, 2009 and May 31, 2008 were as follows:

	Growth		Small/Micro Cap
	2009	2008	2009	2008

Distributions paid from:

Ordinary income	—	—	—	—

Short-term capital gains	—	—	—	—

Long-term capital gains	—	—	—	$1,520,064

Total	—	—	—	$1,520,064

As of May 31, 2009, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Growth	Small/Micro Cap

Capital loss carryforward	$20,371,590	$18,966,387

Undistributed short-term capital gains	—	—

Undistributed long-term capital gains	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended May 31, 2006-2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Managers AMG Funds

Notes to Financial Statements (continued)

f.	Capital Loss Carryovers and Deferrals

As of May 31, 2009, the following Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires May 31,

Growth	$17,766,477	2010
	2,605,113	2017

Total	$20,371,590

Small/Micro Cap	$18,966,387	2017

For the fiscal year ended May 31, 2009, the Funds did not utilize any capital loss carryovers.

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2009, the Funds deferred post-October losses as follows:

Fund	Capital Loss Deferred

Growth	$4,356,239

Small/Micro Cap	36,725,370

g.	Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the fiscal years ended May 31, 2009, and May 31, 2008, the capital stock transactions by class for the Funds were:

	Growth
	May 31, 2009		May 31, 2008
	Shares	Amount	Shares	Amount

Institutional Class Shares
Sale of shares	30,435	$214,217	601,649	$6,200,371
Shares repurchased	(656,716)	(4,036,396)	(290,546)	(3,373,138)

Net increase (decrease)	(626,281)	$(3,822,179)	311,103	$2,827,233

	Small/Micro Cap
	May 31, 2009		May 31, 2008
	Shares	Amount	Shares	Amount

Class A Shares
Sale of shares	10,423,501	$143,484,260	6,119,250	$125,235,966
Reinvestment of dividends and distributions	—	—	49,885	1,140,335
Shares repurchased	(5,372,927)	(66,215,487)	(1,988,064)	(40,060,718)

Net increase	5,050,574	$77,268,773	4,181,071	$86,315,583

Class C Shares
Sale of shares	75,412	$1,235,345	364,757	$7,475,504
Reinvestment of dividends and distributions	—	—	2,089	47,092
Shares repurchased	(289,165)	(4,274,591)	(132,578)	(2,599,063)

Net increase (decrease)	(213,753)	$(3,039,246)	234,268	$4,923,533

Managers AMG Funds

Notes to Financial Statements (continued)

At May 31, 2009, certain shareholders and omnibus shareholder accounts individually held greater than 10% of the outstanding shares of the Funds as follows: Growth Institutional Class—one owns 26%; Small/Micro Cap Class A—two collectively own 55%; Small/Micro Cap Class C—one owns 29%. Transactions by these shareholders may have a material impact on their respective Funds.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by Essex Investment Management Co., LLC (“Essex”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Essex with respect to each of the Funds. AMG indirectly owns a majority interest in Essex.

Growth and Small/Micro Cap are obligated by each Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of each Fund. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the

Investment Manager and Essex, Essex reimburses the Investment Manager for the costs that the Investment Manager bears in providing such services to the Funds. The Investment Manager has contractually agreed, through at least October 1, 2009, to waive fees and pay or reimburse expenses of

Small/Micro Cap to the extent total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) exceed the following percentages of the Fund’s average daily net assets: Class A – 1.49%, Class C – 2.24%. Small/Micro Cap is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the previously stated expense limitation percentage based on the Fund’s average daily net assets. For the fiscal year ended May 31, 2009, Small/Micro Cap made such repayments to the Investment Manager in the amount of $95,387. At May 31, 2009, there was no cumulative amount of reimbursement by the Investment Manager subject to repayment by Small/ Micro Cap.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represent the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Small/Micro Cap adopted a distribution and service plan (the “Plan”) with respect to the Class A and Class C shares of the Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, Small/ Micro Cap may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% and 1.00% annually of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of Small/Micro Cap for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended May 31, 2009, for Growth were $15,314,271 and $18,872,979, respectively; and for Small/Micro Cap were $178,383,249 and $108,791,879, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from

Managers AMG Funds

Notes to Financial Statements (continued)

or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September and October of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position in the separate sleeves of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	New Accounting Pronouncement

In April 2009, Statement of Financial Accounting Standards Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”) was issued and is effective for interim and annual reporting periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased. Additionally, FSP FAS 157-4 requires quantitative disclosures about fair value measurements separately for each major category of assets and liabilities.

Management is currently evaluating the impact, if any, of FSP FAS 157-4 on the Funds’ financial statement disclosures.

Tax Information (unaudited)

Each Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 and 2009 Form 1099-DIVs you receive for the Funds will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, Growth and Small/Micro Cap hereby designate as a capital gain distribution with respect to the taxable year ended May 31, 2009, $0 and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Essex Growth Fund and Essex Small/Micro Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Essex Growth Fund and Essex Small/Micro Cap Growth Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at May 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

July 14, 2009

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002-2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

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Administrator

Managers Investment Group LLC

330 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Investment Group LLC

330 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Essex Investment Management Co., LLC

125 High Street, 29th Floor

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS
EMERGING MARKETS EQUITY	CHICAGO EQUITY PARTNERS
Rexiter Capital Management Limited	MID-CAP
Schroder Investment Management North America Inc.	Chicago Equity Partners, LLC

REAL ESTATE SECURITIES
ESSEX GROWTH	Urdang Securities Management, Inc.
ESSEX LARGE CAP GROWTH
ESSEX SMALL/MICRO CAP GROWTH	RENAISSANCE LARGE CAP GROWTH
Essex Investment Management Co., LLC	Renaissance Group LLC

FQ TAX-MANAGED U.S. EQUITY	SKYLINE SPECIAL EQUITIES PORTFOLIO
FQ U.S. EQUITY	Skyline Asset Management, L.P.
First Quadrant, L.P.

GW&K MULTI-CAP EQUITY	SMALL CAP
Gannet Welsh & Kotler, LLC	TIMESSQUARE MID CAP GROWTH TIMESSQUARE SMALL CAP GROWTH
INSTITUTIONAL MICRO-CAP	TimesSquare Capital Management, LLC
MICRO-CAP
Lord, Abbett & Co. LLC	SPECIAL EQUITY
WEDGE Capital Management L.L.P.	Ranger Investment Management, L.P.
OFI Institutional Asset Management, Inc.	Lord, Abbett & Co. LLC
Next Century Growth Investors LLC	Smith Asset Management Group, L.P.
Federated MDTA LLC
INTERNATIONAL EQUITY
AllianceBernstein L.P.	SYSTEMATIC VALUE
Lazard Asset Management, LLC	SYSTEMATIC MID CAP VALUE
Martin Currie, Inc.	Systematic Financial Management, L.P.

BALANCED FUNDS
CHICAGO EQUITY PARTNERS BALANCED Chicago Equity Partners, LLC GLOBAL AllianceBernstein L.P. First Quadrant, L.P. Wellington Management Company, LLP

ALTERNATIVE FUNDS
FQ GLOBAL ALTERNATIVES First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended May 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
Essex Growth Fund	$18,739	$19,247
Essex Small/Micro Cap Growth Fund	$18,776	$19,293

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
Essex Growth Fund	$5,416	$6,000
Essex Small/Micro Cap Growth Fund	$7,237	$6,400

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2008	2007	2008	2007	2008	2007
Control Affiliates	$343,015	$467,485	$897,895	$1,264,360	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ John H. Streur
John H. Streur, President

Date:	August 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	August 3, 2009

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	August 3, 2009